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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 1997
                               (August 10, 1997)



                                 SHONEY'S, INC.
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             (Exact name of registrant as specified in its charter)


                 Tennessee                                    0-4377                      62-0799798
---------------------------------------------         ----------------------         ---------------------
(State or other jurisdiction of incorporation)       (Commission File Number)          (I.R.S. Employer
                                                                                      Identification No.)
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               1727 Elm Hill Pike
              Nashville, Tennessee                                37210
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    (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 391-5201




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          (Former name or former address, if changed since last report)




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Item 5.           Other Events
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         On August 10, 1997, at a special meeting of the Board of Directors of
Shoney's, Inc. (the "Company"), the Board of Directors of the Company approved the execution of an Agreement dated as of August 10, 1997, by and among the
Company, Raymond D. Schoenbaum and Betty J. Schoenbaum and, in connection therewith, approved certain amendments to the Company's Restated Bylaws. The
Agreement is included as Exhibit 10 to this report. The Restated Bylaws, as amended, are included as Exhibit 3 to this report.


Item 7.           Financial Statements and Exhibits
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                  (c)    Exhibit:

                         3    Restated Bylaws of Shoney's, Inc., as amended

                        10 Agreement dated as of August 10, 1997, by and among Shoney's, Inc., Raymond D. Schoenbaum, and
                              Betty J. Schoenbaum.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SHONEY'S, INC.


Date: August 12, 1997                    By: /s/ F. E. McDaniel, Jr.
                                             ----------------------------------
                                             F. E. McDaniel, Jr.
                                             Senior Vice President, Secretary
                                             and Treasurer





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                                  EXHIBIT INDEX


      NO.                               EXHIBIT
   --------          ---------------------------------------------
      3              Restated Bylaws of Shoney's, Inc., as amended

     10 Agreement dated as of August 10, 1997, by and among Shoney's, Inc., Raymond D. Schoenbaum, and Betty J.
                     Schoenbaum.





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